                                                                   Exhibit 10.57



               SUPPLEMENT AND AMENDMENT TO CONTRIBUTION AGREEMENT


         This Supplement and Amendment (the "SUPPLEMENT") dated as of September 11, 1997 to the Contribution Agreement (the "AGREEMENT") dated as of May 1, 1997 is entered into by and among TOWER REALTY TRUST, INC., a Maryland corporation (the "COMPANY"), TOWER REALTY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "OP"), and OFFICE INVEST SUB LLC, a Delaware limited liability company ("CONTRIBUTOR"), which are the parties to the Agreement, and FELDMAN MOT PORTFOLIO CORP., a Delaware corporation ("FELDMAN MOT"), FELDMAN FSA CORP., a Delaware corporation ("FELDMAN FSA"), FSA ASSOCIATES, L.P., a Delaware limited partnership ("FSA ASSOCIATES"), and LAWRENCE H. FELDMAN.


                                R E C I T A L S:

         A. The parties hereto have entered into the Agreement.

         B. The Property Interests to be acquired by the OP from Contributor pursuant to the Agreement include all of Contributor's general and limited partnership interests in D/F Portfolio Associates Limited Partnership ("D/F ASSOCIATES"). D/F Associates holds 100% of the issued and outstanding capital stock of D/F 286 Madison Corp. ("D/F 286"), D/F 290 Madison Corp. ("D/F 290"), D/F 292 Madison Corp. ("D/F 292"), D/F Tucson Corp. ("D/F TUCSON") and D/F Orlando Corp. ("D/F ORLANDO") (each, a "CORPORATION"), each of which is incorporated under the laws of the State of Delaware. D/F 286 is the general partner of 286 Madison, L.P., D/F 290 is the general partner of 290 Madison, L.P., D/F 292 is the general partner of 292 Madison, L.P., D/F Tucson Corp. is the general partner of East Broadway 5151 Limited Partnership and D/F Orlando is the general partner of Magnolia Associates Limited Partnership. D/F Associates is the sole limited partner of each such limited partnership. Each such general partnership interest of the Corporations is referred to herein as a "GENERAL PARTNERSHIP INTEREST."

         C. The parties hereto desire to cause the stock of the Corporations to be distributed to the partners of D/F Associates, and the partners of FSA Associates desire to cause FSA Associates to distribute its interest in such stock to its partners (other than the OP, which desires to waive its right to receive such stock). Each such recipient of the stock desires that the Corporations in turn distribute an undivided interest in the General Partnership Interests to such recipients, which will then be the shareholders of the Corporations. Such recipients further desire to contribute their undivided interests in the General Partnership Interests to the OP.

         D. The principal acts required to effect the foregoing distributions of the stock of the Corporations will be effected within five business days after the date hereof. The subsequent transactions contemplated hereby will be effected after the execution and delivery of the underwriting agreement relating to the IPO (the "UNDERWRITING AGREEMENT") but prior to or simultaneously with the consummation of the IPO (the "IPO CLOSING") and the transactions contemplated by the Agreement.

         E. The parties recognize that the economic effect for Contributor of the transactions contemplated by this Supplement is identical to the economic effect of the Agreement without giving effect to this Supplement, and consequently Contributor will receive no additional cash or Company Common Stock in connection herewith. The parties are entering into this Supplement because the consummation of the transactions contemplated by this Supplement is a prerequisite to the consummation of the IPO and the transactions contemplated by the Agreement. In connection with the contribution by Contributor of its undivided interest in the General Partnership Interests, Contributor shall receive $10,000 in cash (the "GP CONTRIBUTION PRICE"), and the amount of cash otherwise to be received by Contributor pursuant to the Agreement shall be reduced by the amount of the GP Contribution Price and, to provide for such identical economic effect on Contributor, the OP has agreed to provide the tax indemnity provided in Section 4 below. Similarly, the consideration to be received by the other contributors of the General Partnership Interests hereunder shall be deemed to be a portion of the consideration received by them pursuant to the other option or contribution agreements executed and delivered by such contributors, and they shall not receive consideration hereunder in addition to the consideration to be so received.

         F. The parties hereto further desire to amend the Agreement as set forth herein.

         NOW, THEREFORE, for and in consideration of the mutual covenants and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the OP and Contributor agree as follows:

         1. Distributions of Stock of the Corporations. Within five business days after the date hereof, Contributor, in its capacity as a general partner of D/F Associates, shall cause D/F Associates to distribute to each of the partners in D/F Associates an undivided interest in the stock of each Corporation held by D/F Associates, in accordance with the partnership agreement of D/F Associates. Immediately thereafter, Feldman FSA shall cause FSA Associates to distribute an undivided interest in the stock of each Corporation so received to its partners (other than the OP, which hereby waives its right to receive such stock), in accordance with the partnership agreement of FSA Associates.

         2. Distribution of General Partnership Interests. Immediately after the execution and delivery of the Underwriting Agreement, Contributor, in its capacity as the controlling shareholder of the Corporations, shall cause the Corporations to distribute undivided tenant-in-common interests in the General Partnership Interests to the Corporations' shareholders. Feldman MOT, Feldman FSA, Lawrence Feldman and Contributor, which collectively will hold all of the shares of capital stock of the Corporations, hereby consent to such distribution of the General Partnership Interests.

         3. Contribution of General Partnership Interests to the OP. Simultaneously with the consummation of the transactions contemplated by the Agreement, (a) Contributor shall contribute its undivided interest in the General Partnership Interests to the OP, in exchange for the GP Contribution Price, and the amount of cash to be otherwise received by Contributor pursuant to the Agreement shall be reduced by the GP Contribution Price, and (b) Feldman MOT, Feldman FSA and Lawrence Feldman shall contribute their respective undivided interests in the General Partnership Interests to the OP.

         4. Tax Indemnity. Lawrence H. Feldman hereby agrees to timely pay to each of the Corporations an amount equal to the sum of the federal, state and local income taxes (including any interest or penalties relating thereto) payable by each such Corporation resulting from the recognition of income and/or gain as a result of the distribution of the General Partnership Interests to each such Corporation's shareholders pursuant to Section 2 hereof.

         5. Deletion of Section 4.3 of the Agreement. Section 4.3 of the Agreement is hereby deleted in its entirety.

         6. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Agreement.


         IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused this Agreement to be duly executed on its behalf, as of the date first written above.

                                 COMPANY:

                                 TOWER REALTY TRUST, INC.



                                 By: /s/ Lawrence H. Feldman
                                     ------------------------------------------
                                          Name: Lawrence H. Feldman
                                          Title: Chairman of the Board,
                                                 Chief Executive Officer
                                                 and President

                                 OP:

                                 TOWER REALTY OPERATING
                                 PARTNERSHIP, L.P.

                                 By: Tower Realty Trust, Inc.,
                                     its general partner



                                     By: /s/ Lawrence H. Feldman
                                         --------------------------------------
                                              Name: Lawrence H. Feldman
                                              Title: Chairman of the Board,
                                                     Chief Executive Officer
                                                     and President


                                 CONTRIBUTOR:

                                 OFFICE INVEST SUB LLC

                                 By: DD Investment Partners, L.P., a member

                                     By:      General Realty, LLC, its general
                                              partner

                                        By:    Manageco, Inc., its managing
                                               member



                                               By:     /s/ Francis X. Tansey
                                                   ----------------------------
                                                       Name: Francis X. Tansey
                                                       Title: President

                                 By:   Office Invest Sub Inc., a member



                                       By:   /s/ Francis X. Tansey
                                          -------------------------------------
                                             Name: Francis X. Tansey
                                             Title: President

                                 FELDMAN MOT:

                                 FELDMAN MOT PORTFOLIO CORP.



                                 By: /s/ Lawrence H. Feldman
                                    -------------------------------------------
                                       Lawrence H. Feldman
                                       President


                                 FELDMAN FSA:

                                 FELDMAN FSA CORP.



                                 By: /s/ Lawrence H. Feldman
                                    -------------------------------------------
                                       Lawrence H. Feldman
                                       President


                                 FSA ASSOCIATES:

                                 FSA ASSOCIATES, L.P.

                                 By:   FELDMAN FSA CORP., its general partner



                                       By: /s/ Lawrence H. Feldman
                                          -------------------------------------
                                             Lawrence H. Feldman
                                             President

                                 LAWRENCE H. FELDMAN:


                                 /s/ Lawrence H. Feldman
                                 ----------------------------------------------
                                 Lawrence H. Feldman